                                                                 EX.99.906 CERT

N-CSR EXHIBIT FOR ITEM 10(B): SECTION 906 CERTIFICATIONS

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Merrimac Master Portfolio (the "Registrant") on Form N-CSR for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:      August 30, 2004                   /S/  Paul J. Jasinski
           -------------------------         ----------------------------------
                                             Paul J. Jasinski, President and
                                             Principal Executive Officer

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C.
ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.
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                                                      ADDITIONAL EX-99.906 CERT

N-CSR EXHIBIT FOR ITEM 10(B): SECTION 906 CERTIFICATIONS

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Merrimac Master Portfolio (the "Registrant") on Form N-CSR for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:      August 30, 2004                   /S/  John F. Pyne
           -------------------------         ----------------------------------
                                             John F. Pyne, Treasurer and
                                             Principal Financial Officer

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.